UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019

FIRST DEFIANCE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-26850 (Commission File No.)	34-1803915 (IRS Employer I.D. No.)

  601 Clinton Street, Defiance, Ohio 43512

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (419) 782-5015

  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	FDEF	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	On December 10, 2019, First Defiance Financial Corp. (“FDEF”) held a special meeting of its shareholders (the “Special Meeting”) in Defiance, Ohio. Of the 19,729,215 shares of common stock, par value $0.01 per share, of FDEF (the “FDEF common stock”) issued and outstanding at the close of business as of October 25, 2019, the record date for the Special Meeting, shareholders holding a majority of the total number of outstanding shares of FDEF common stock entitled to vote were present or represented by proxy at the Special Meeting, constituting a quorum for all matters to be presented at the Special Meeting.

The proposals listed below were submitted to a vote of shareholders at the Special Meeting and are described in detail in the joint proxy statement/prospectus filed by FDEF with the Securities and Exchange Commission on October 30, 2019. The final results of the shareholder votes at the Special Meeting are set forth below.

(b)	(i)	FDEF’s shareholders approved the adoption of the Agreement and Plan of Merger, dated as of September 9, 2019, as amended from time to time, between FDEF and United Community Financial Corp. (“UCFC”), with final voting results as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
14,715,831	301,662	1,566,819	143,620

(ii)	FDEF’s shareholders approved the adoption of the Amended and Restated Articles of Incorporation of FDEF, with final voting results as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
16,033,031	547,816	N/A	147,085

(iii)	FDEF’s shareholders approved the adoption of the Amended and Restated Code of Regulations of FDEF, with final voting results as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
14,672,116	322,434	1,566,819	166,563

(iv)	FDEF’s shareholders did not approve, on a non-binding, advisory basis, the compensation to be paid to FDEF’s named executive officers that is based on or otherwise relates to the merger of FDEF and UCFC, with final voting results as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
5,834,274	8,886,911	1,566,819	439,928

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DEFIANCE FINANCIAL CORP.

By:	/s/ Paul D. Nungester, Jr.
Paul D. Nungester, Jr.
Chief Financial Officer

Date: December 10, 2019

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